                                                                  EXHIBIT (a)(2)

                             Letter of Transmittal
                     To Tender Shares of Common Stock and
                       Warrants to Purchase Common Stock
                                      of
                              Aqua Alliance Inc.
                       Pursuant to the Offer to Purchase
                              Dated July 16, 1999
                                      by
                         Aqua Acquisition Corporation,
                    an indirect wholly owned subsidiary of
                                    Vivendi

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, AUGUST 12, 1999, UNLESS THE OFFER IS EXTENDED. THE SHARES AND WARRANTS WHICH ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                       The Depositary for the Offer is:
                   ChaseMellon Shareholder Services, L.L.C.
       By Mail:                 By Hand:             By Overnight Delivery:
                             Reorganization         Reorganization Department
    Reorganization             Department              85 Challenger Road
      Department              120 Broadway              Mail Drop-Reorg.
     P.O. Box 3301             13th Floor           Ridgefield Park, NJ 07660
 South Hackensack, NJ      New York, NY 10271
         07606

                          By Facsimile Transmission:
                                (201) 296-4293
                       (For Eligible Institutions Only)

                        Confirm Facsimile by Telephone:
                                (201) 296-4860

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders of Aqua Alliance Inc. (the "Company") and Warrantholders of the Company if certificates for the Shares (as such term is defined below) and/or Warrants (as such term is defined below), respectively, are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares and/or Warrants is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE TENDER OFFER--
Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase). Stockholders who deliver the Shares and holders of Warrants ("Warrantholders") who deliver the Warrants by book-entry transfer are referred to herein as "Book-Entry

Stockholders" and "Book-Entry Warrantholders," respectively, and other stockholders and Warrantholders who deliver the Shares and Warrants, respectively, are referred to herein as "Certificate Stockholders" and "Certificate Warrantholders," respectively.

  Stockholders and Warrantholders whose certificates for the Shares and Warrants, respectively, are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase) with respect to, their Shares and Warrants and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "THE TENDER OFFER--Section 1. Terms of the Offer" of the Offer to Purchase) must tender their Shares and Warrants, respectively, pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
[_]CHECK HERE IF TENDERED SHARES AND/OR WARRANTS ARE BEING DELIVERED BY BOOK-
   ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES AND/OR WARRANTS BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ______________________________________________

  Check box if Shares will be tendered by book-entry transfer: [_]

    Account Number ________________

    Transaction Code Number _______

[_]CHECK HERE IF TENDERED SHARES AND/OR WARRANTS ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s) _____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  Check box if Warrants will be tendered by book-entry transfer: [_]

    Account Number ________________

    Transaction Code Number _______

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please fill in, if blank,
      exactly as name(s)
      appear(s) on Share                          Shares Tendered
       certificate(s))             (Attach additional signed list if necessary)
---------------------------------------------------------------------------------
                                                   Total Number
                                                     of Shares
                                     Share        Represented by       Number of
                                  Certificate          Share            Shares
                                 Number(s)(1)    Certificate(s)(1)    Tendered(2)
                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                                 Total Shares
---------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
                       DESCRIPTION OF WARRANTS TENDERED
-------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please fill in, if blank,
      exactly as name(s)
     appear(s) on Warrant                        Warrants Tendered
       certificate(s))             (Attach additional signed list if necessary)
---------------------------------------------------------------------------------
                                                   Total Number
                                                    of Warrants
                                    Warrant       Represented by       Number of
                                  Certificate         Warrant          Warrants
                                 Number(s)(1)    Certificate(s)(1)    Tendered(2)
                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                                Total Warrants
---------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Warrantholders.
 (2) Unless otherwise indicated, it will be assumed that all Warrants represented by Warrant certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                  CAREFULLY.

  Ladies and Gentlemen:

  The undersigned hereby tenders to Aqua Acquisition Corporation (the "Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of Vivendi ("Parent"), a societe anonyme organized under the laws of the Republic of France, the above-described shares of Class A Common Stock, par value $.001 per share (the "Shares") of Aqua Alliance Inc. (the "Company"), a Delaware corporation, at a purchase price of $2.90 per Share, net to the seller in cash, without interest thereon and/or Warrants to purchase the Shares issued pursuant to the Company Rights Offering, dated January 26, 1998 ("Warrants"), at a purchase price of $0.40 per Warrant, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 16, 1999, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares and/or Warrants tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders and Warrantholders to receive payment for the Shares and Warrants, respectively, validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of July 9, 1999 (the "Merger Agreement"), by and among Parent, the Purchaser and the Company.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares and/or Warrants tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and/or Warrants that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after July 16, 1999 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful Agent and attorney-in-fact of the undersigned with respect to such Shares and/or Warrants (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares and/or Warrants (and any and all Distributions), or transfer ownership of such Shares and/or Warrants (and any and all Distributions) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(ii) present such Shares and/or Warrants (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and/or Warrants (and any and all Distributions), all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal (including delivery through an Agent's Message), the undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares and/or the Warrants (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares and/or Warrants for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares and/or Warrants in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares and/or Warrants (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares, Warrants or other securities to be deemed validly tendered and not properly withdrawn, immediately upon the Purchaser's acceptance for payment of such Shares and/or Warrants, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares and/or Warrants (and any and all Distributions), including voting at any meeting of the Company's stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and/or Warrants tendered hereby and all Distributions, that the undersigned owns the Shares and/or Warrants tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares and/or Warrants complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and/or Warrants tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares and/or Warrants tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares and/or Warrants tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that the valid tender of the Shares and/or Warrants pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and/or Warrants tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all the Shares and/or Warrants purchased and/or return any certificates for the Shares and/or Warrants not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered" and/or "Description of Warrants Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all the Shares and/or Warrants purchased and/or return any certificates for the Shares and/or Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" and/or under "Description of Warrants Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all the Shares and/or Warrants purchased and/or return any certificates evidencing the Shares and/or Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any of the Shares and/or Warrants tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares and/or Warrants from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares and/or Warrants so validly tendered and not withdrawn.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN
   HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

  Number of the Shares represented by lost, destroyed or stolen certificates: ______________________________________________________________

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING WARRANTS THAT YOU OWN
   HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

  Number of Warrants represented by lost, destroyed or stolen certificates: __

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)           (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the                To be completed ONLY if certifi-
 check for the purchase price of            cates for the Shares and/or War-
 the Shares and/or Warrants ac-             rants not validly tendered or not
 cepted for payment is to be is-            accepted for payment and/or the
 sued in the name of someone other          check for the purchase price of
 than the undersigned, if certifi-          the Shares and/or Warrants ac-
 cates for the Shares and/or War-           cepted for payment is to be sent
 rants not tendered or not ac-              to someone other than the under-
 cepted for payment are to be is-           signed or to the undersigned at
 sued in the name of someone other          an address other than that shown
 than the undersigned or if the             under "Description of Shares Ten-
 Shares and/or Warrants validly             dered" and/or under "Description
 tendered hereby and delivered by           of Warrants Tendered."
 book-entry transfer that are not
 accepted for payment are to be             Mail check and/or the Share cer-
 returned by credit to an account           tificates to:
 maintained at a Book-Entry Trans-
 fer Facility other than the ac-            Name _____________________________
 count indicated above.                               (Please Print)

 Issue check and/or the Share cer-          Address __________________________
 tificate(s) to:
                                            __________________________________
 Name _____________________________                 (Include Zip Code)
           (Please Print)
                                            __________________________________
 Address __________________________            (Taxpayer Identification or
                                                 Social Security Number)
 __________________________________             (See Substitute Form W-9)
         (Include Zip Code)
                                            Mail check and/or Warrant certif-
 __________________________________         icates to:
    (Taxpayer Identification or
      Social Security Number)               Name _____________________________
     (See Substitute Form W-9)                        (Please Print)

 Credit the Shares delivered by             Address __________________________
 book-entry transfer and not pur-
 chased to the Book-Entry Transfer          __________________________________
 Facility account set forth below                   (Include Zip Code)

 __________________________________         __________________________________
          (Account Number)                     (Taxpayer Identification or
                                                 Social Security Number)
 Issue check and/or Warrant cer-                (See Substitute Form W-9)
 tificate(s) to:

 Name _____________________________
           (Please Print)

 Address __________________________

 __________________________________
         (Include Zip Code)

 __________________________________
    (Taxpayer Identification or
      Social Security Number)
     (See Substitute Form W-9)

 Credit Warrants delivered by
 book-entry transfer and not pur-
 chased to the Book-Entry Transfer
 Facility account set forth below

 __________________________________
          (Account Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

 ____________________________________________________________________________

 ____________________________________________________________________________
            (Signature(s) of Stockholder(s) and/or Warrantholder(s))

 Dated: _____________________, 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) and/or the Warrant certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ____________________________________________________________________
                                 (Please Print)
 Name of Firm _______________________________________________________________

 Capacity (full title) ______________________________________________________
                              (see Instruction 5)
 Address ____________________________________________________________________

 ____________________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone Number _____________________________________________

 Taxpayer Identification or Social Security Number __________________________
                                             (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature _______________________________________________________

 Name(s) ____________________________________________________________________
                                 (Please Print)
 Title ______________________________________________________________________

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________

 ____________________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone Number _____________________________________________

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares and/or Warrants) of the Shares and/or Warrants tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares and/or Warrants are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program and or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17A-15 under the Exchange Act (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders and/or Warrantholders of the Company either if the Share certificates and Warrant certificates, respectively, are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares and Warrants, respectively, is to be made by book-entry transfer pursuant to the procedures set forth herein and in "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase. For a stockholder and/or Warrantholder validly to tender the Shares and the Warrants, respectively, pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares and/or Warrants must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) the Shares and/or Warrants must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "THE TENDER OFFER--
Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering the Shares and Warrants" of the Offer to Purchase.

  Stockholders and/or Warrantholders whose certificates for the Shares and Warrants, respectively, are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may validly tender their Shares and Warrants, respectively, by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares and/or Warrants, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares and/or Warrants), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the American Stock Exchange is open for business.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares and/or Warrants, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares and/or Warrants tendered hereby.

  The method of delivery of the Shares and/or Warrants, this Letter of Transmittal and all other required documents, including delivery through any book-entry transfer facility, is at the election and risk of the tendering stockholder and/or Warrantholder. The Shares and/or Warrants will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares and/or Warrants will be purchased. All tendering stockholders and/or Warrantholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares and/or Warrants for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" and/or "Description of Warrants Tendered" is inadequate, the number of the Shares and/or Warrants tendered and the Share certificate and/or Warrant certificate numbers with respect to such Shares and/or Warrants should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to stockholders and/or Warrantholders who tender by book-entry transfer). If fewer than all the Shares and/or Warrants evidenced by any Share certificate and/or Warrant certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of the Shares and/or Warrants that are to be tendered in the box entitled "Number of Shares Tendered" and/or "Number of Warrants Tendered." In any such case, new certificate(s) for the remainder of the Shares and/or Warrants that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All the Shares and/or Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and/or Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares and/or Warrants tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares and/or Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Share certificate, Warrant certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares and/or Warrants listed and transmitted hereby, no endorsements of the Share certificates, Warrant certificates or separate stock powers are required unless payment or certificates for the Shares and/or Warrants not validly tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates, Warrant certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares and/or Warrants evidenced by certificates listed and transmitted hereby, the Share certificates and/or Warrant certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates and/or Warrant certificates. Signature(s) on any such Share certificates, Warrant certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any of the Shares and Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price of any of the Shares and Warrants purchased is to be made to, or if certificates for the Shares and Warrants not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares and Warrants purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates and Warrant certificates evidencing the Shares and Warrants tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares and Warrants accepted for payment is to be issued in the name of, and/or the Share certificates and/or Warrant certificates for the Shares and Warrants, respectively, not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) and/or Warrantholder(s) delivering the Shares and Warrants, respectively, by book-entry transfer may request that the Shares and Warrants not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) and Warrantholder(s), respectively, may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares and/or Warrants not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares and Warrants were delivered.

  8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, at the addresses or telephone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

  9. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any of the Shares and Warrants tendered.

  10. Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder and/or Warrantholder surrendering the Shares and Warrants, respectively, in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's and/or Warrantholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder and/or Warrantholder is not subject to backup withholding.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder and/or Warrantholder upon filing an income tax return.

  The stockholder and/or Warrantholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares and/or Warrants. If the Shares and/or Warrants are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder and/or Warrantholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder, Warrantholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder and/or Warrantholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders and/or Warrantholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders and/or Warrantholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  11. Lost, Destroyed or Stolen Share Certificates and Warrant
Certificates. If any certificate(s) representing Shares or Warrants has been lost, destroyed or stolen, the stockholder or Warrantholder, respectively, should promptly notify the Share and Warrant transfer agent, First Chicago Trust Company of New York, a division of EquiServe. The stockholder and Warrantholder will then be instructed as to the steps that must be taken in order to replace the Share or Warrant certificate(s), respectively. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share and Warrant certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND WARRANTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES OR WARRANTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER AND/OR WARRANTHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax law, a stockholder and/or Warrantholder whose tendered Shares and/or Warrants are accepted for payment is required to provide the Depositary (as payer) with such stockholder's and/or Warrantholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder and/or Warrantholder is an individual, the taxpayer identification number is his social security number. If a tendering stockholder and/or Warrantholder is subject to backup withholding, such stockholder and/or Warrantholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the stockholder and/or the Warrantholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder and/or Warrantholder with respect to Shares and/or Warrants purchased pursuant to the Offer may be subject to backup withholding.

  Certain stockholders and/or Warrantholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder and/or Warrantholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt stockholders and/or Warrantholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder and/or Warrantholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder and/or Warrantholder with respect to the Shares and/or Warrants purchased pursuant to the Offer, the stockholder and/or Warrantholder is required to notify the Depositary of such stockholder's and/or Warrantholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder and/or Warrantholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

  The stockholder and/or Warrantholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares and/or Warrants. If the Shares and/or Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder and/or Warrantholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder and/or Warrantholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

            PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW

                                                       ----------------------
 SUBSTITUTE                                            Social Security Number
 FORM W-9                                              (If awaiting TIN write
                                                           "Applied For")


 Department of
 the Treasury                                                    OR
 Internal Revenue
 Service                                               ----------------------
                                                       Employer Identification
                                                       Number (If awaiting TIN
                                                        write "Applied For")

 Payer's Request for
 Taxpayer Identification
  Number ("TIN")
                       --------------------------------------------------------
                        Part 2--Certificate--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).

                        SIGNATURE ______________________  DATE _______ , 1999
                       --------------------------------------------------------
                        Part 3--Awaiting TIN [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

 ____________________________________    _____________________________ , 1999
              Signature                                  Date

  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    The Information Agent for the Offer is:

                           Innisfree M&A Incorporated
                         501 MADISON AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10022

                 BANKS AND BROKERS CALL COLLECT: (212) 750-5833
                    ALL OTHERS CALL TOLL FREE (888) 750-5834

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